ChromaDex Earnings Conference Call Third Quarter 2023 Rob Fried Chief Executive Officer Brianna Gerber Chief Financial Officer Andrew Shao SVP Scientific & Regulatory Affairs Nasdaq: CDXC | November 8, 2023

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT 2 This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2023 financial outlook, and which may be identified by the use of words like “expects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “probable,” “believes,” “seeks,” “may,” “will,” “should,” “could,” “predicts,” “projects,” “continue,” “would” or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows, planned investments, and financial performance, business, business strategy, expansion, growth, key drivers (including cost savings and increased investments), products and services we recently offered and their impact on our performance or products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (the “Commission”), and in subsequent filings with the Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include but are not limited to: inflationary conditions and adverse economic conditions; our history of operating losses and need to obtain additional financing; the growth and profitability of our product sales; our ability to maintain sales, marketing and distribution capabilities; changing consumer perceptions of our products; our reliance on a single or limited number of third-party suppliers; risks of conducting business in China; and the risks and uncertainties associated with our business and financial condition in general. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. About Non-GAAP Financial Measures ChromaDex’s non-GAAP financial measure, Adjusted EBITDA, is defined as net income before interest, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense and other income from the Employee Retention Tax Credit. ChromaDex used this non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. This non-GAAP measure should not be viewed in isolation from or as a substitute for ChromaDex’s financial results in accordance with GAAP. Reconciliation of this non-GAAP measure to the most directly comparable GAAP measure is attached to this presentation. FDA Disclaimer Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

3 Q3 2023 & Recent Highlights (1) See slide 11 for the non-GAAP reconciliation Delivered solid top-line growth and strong bottom-line results, underlining continued operational discipline. Expectations for heavier R&D in fourth quarter of 2023 to fund strategic initiatives and further develop new NAD+ precursors. • Total company and Tru Niagen® net sales up 14% and 19% YoY, respectively. • Total sales and marketing expense was up $0.2 million while decreasing as a percentage of net sales YoY (31.0% vs 34.4%). • Delivered strong gross margins of 61.4%, up 160 basis points YoY, compared to 59.8%. • Net loss was $1.0 million or, $0.01 loss per share, remaining stable YoY, a notable achievement as the prior year's results included a one-time recognition for the Employee Retention Tax Credit of $2.1 million ($0.03 per share). • Underlying business, as measured by Adjusted EBITDA, was a positive $0.5 million, an improvement of $1.7 million YoY. (1) • Achieved positive operating cash flows for a third consecutive quarter, ending with $26.8 million in cash and no debt. • In August 2023, launched Tru Niagen® on iHerb, a global destination for supplements, expanding ChromaDex’s worldwide reach. • Clinical study published in August 2023 in the peer-reviewed journal Cell Reports found that supplementation of NR effectively reduced inflammation in both healthy subjects and immune cells derived from psoriasis patients. • In October 2023, launched Tru Niagen® 1,000 mg, the most researched dosage in clinical studies, empowering customers to elevate their NAD levels by up to 150% after three weeks. • Narrowed full year 2023 revenue outlook to between 14% - 16% growth (previously at least 15% growth) to reflect year-to-date performance and realistic opportunities in the pipeline for the fourth quarter

Management Team 4 Rob Fried Chief Executive Officer E-commerce & entertainment industry executive Savoy Pictures, Columbia Pictures, Fried Films, FeeIn, WHN, Healthspan Research Brianna Gerber Chief Financial Officer Over 20 years of diverse experience in investment management and finance at the Capital Group, Mattel, and ChromaDex Heather Van Blarcom SVP, Legal & Corporate Secretary Over two decades of industry experience with extensive knowledge of FDA and FTC regulations Andrew Shao SVP, Global Regulatory & Scientific Affairs Over two decades of global nutrition industry experience at Amway, Herbalife Nutrition, and the Council for Responsible Nutrition David Kroes SVP, People Matter(s) Over 20 years of diverse Human Resources experience consulting in companies at various stages of growth to enhance culture, improve productivity, and promote diversity, equity, and inclusion Jason Campbell SVP, Business Development Over 25 years of life science business experience specialized in clinical research, biotechnology, drug discovery and development, and food and nutrition quality and safety

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) 5 Financial Highlights

6 Q3 2023 Net Sales Mix E-Commerce 66% Watson's & Other B2B 19% Niagen® Ingredient 11% Analytical Reference Standards & Services 4% Q3 2022 $17.1 MM E-Commerce 65% Watson's & Other B2B 24% Niagen® Ingredient 7% Analytical Reference Standards & Services 4% $19.5 MM Q3 2023 • Tru Niagen® net sales increased to 89% of net sales for Q3 2023 compared to 85% in Q3 2022(1) • Niagen®-related net sales remained stable at approximately 96% of net sales in both Q3 2023 and Q3 2022(2) Higher mix of Tru Niagen® sales in Q3 2023 compared to the prior year reflects stronger sales to distributor partners and higher E-Commerce sales. (1) Tru Niagen® net sales include E-Commerce, Watson’s/Other B2B (2) Niagen®-related sales include Tru Niagen® and Niagen® ingredient

7 Q3 2023 Net Sales Q3 2023 Net Sales ($ in millions) 12.7 4.7 1.4 0.7 0.0 E-Commerce Watson's & Other B2B Niagen® Ingredient Analytical Reference Standards & Services Other Ingredients $17.4 YoY % (vs Q3 2022) +13% +43% (21)% (2)% (100)% +14% Tru Niagen® business was up 19% year-over-year, partially offset by lower Niagen Ingredient sales. Total Growth Rates

8 Niagen®-related business(1), up 23% year-over-year, driven by increased E-Commerce activity, higher Watson’s sales and a surge in Niagen® ingredient sales, driven by new and existing partners. Year-to-Date 2023 Net Sales YTD 2023 Net Sales ($ in millions) Total +22% +11% +42% +78% (6)% +34% YoY % (vs YTD 2022) $51.9 37.9 14.0 7.8 2.2 0.4 E-Commerce Watson's & Other B2B Niagen® Ingredient Analytical Reference Standards & Services Other Ingredients Growth Rates (1) Niagen®-related sales include Tru Niagen® and Niagen® ingredient

9 2021 – 2023 YTD Net Sales Summary ($ in millions) 2021 2022 2023 Description Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 E-Commerce 9.6 10.6 10.5 11.1 41.8 10.9 12.0 11.3 11.1 45.3 12.2 13.0 12.7 Watsons 1.6 2.9 2.6 2.2 9.3 2.6 1.5 2.6 3.3 10.0 3.7 3.0 3.1 Other B2B 1.3 1.8 1.6 0.8 5.6 1.4 1.0 0.7 1.7 4.8 1.7 0.9 1.6 Total TRU NIAGEN 12.4 15.4 14.8 14.1 56.7 14.9 14.5 14.6 16.1 60.1 17.6 16.9 17.4 NIAGEN Ingredient 1.2 1.3 1.7 2.5 6.7 1.1 1.5 1.8 3.9 8.3 3.9 2.5 1.4 NIAGEN Related Revenues 13.6 16.7 16.4 16.6 63.4 16.0 16.0 16.4 20.0 68.4 21.5 19.4 18.8 Other Ingredients 0.1 0.2 0.1 0.2 0.7 0.3 0.0 0.0 0.1 0.4 0.2 0.2 0.0 Analytical Reference Standards & Services 0.9 0.8 0.8 0.9 3.4 0.9 0.7 0.7 0.9 3.2 0.8 0.7 0.7 Total Net Sales 14.7 17.7 17.3 17.8 67.4 17.2 16.7 17.1 21.0 72.0 22.5 20.3 19.5 TRU NIAGEN as % of Total Net Sales 85% 87% 85% 80% 84% 87% 87% 85% 77% 84% 78% 83% 89 % NIAGEN Related Revenues as % of Total Net Sales 93% 94% 95% 94% 94% 93% 95% 96% 96% 95% 95% 95% 97 % YOY Growth Rate - Net Sales Total Company 2% 16% 22% 15% 14% 18% (5) % (1) % 19% 7% 31% 21% 14 % NIAGEN Related 4% 22% 29% 14% 17% 18% (4) % (1) % 20% 8% 34% 21% 15 % Total TRU NIAGEN 12% 31% 24% 14% 20% 20% (6) % (1) % 14% 6% 18% 16% 19%

10 Q3 2023 vs Q3 2022 Key P&L Metrics (in thousands) Q3 2023 Q3 2022 Notes Net Sales $19,495 $17,063 Tru Niagen® business up 19% driven by E-Commerce growth (up +13%) and higher sales to distributor partners, including Watson’s, partially offset by lower Niagen® ingredient sales primarily due to the timing of orders from partners. Gross Profit % of Net Sales 11,969 61.4% 10,207 59.8% Up 160bps largely driven by benefits from economies of scale and supply chain management optimization efforts, partly offset by changes in business mix. Sales and Marketing % of Net Sales 6,035 31.0% 5,868 34.4% Improvements reflect an ongoing commitment to optimizing marketing investments, with focus on initiatives that drive direct & efficient returns. Research and Development 1,241 1,224 Stable YoY, with increased R&D investments in strategic initiatives offset by a refund from a discontinued project. General and Administrative 5,840 6,180 Driven by lower legal and severance and restructuring expense. Total Operating Expense 13,116 13,272 Reduced G&A expense, partially offset by higher sales and marketing investments. Operating Loss $(1,147) $(3,065) Reflects higher net sales, improved gross margins and lower operating expense.

11 Adjusted EBITDA Summary ChromaDex Corporation and Subsidiaries Reconciliation of Non-GAAP Finanical Measures (In thousands) Three months ended Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Net loss, as reported $ (7,381) $ (5,566) $ (8,856) $ (5,325) $ (7,740) $ (6,397) $ (985) $ (1,418) $ (1,902) $ (2,191) $ (959) Adjustments Interest (income) expense 19 12 15 9 8 10 5 (26) (66) (125) (188) Depreciation 221 226 232 211 201 212 235 221 228 232 233 Amortization of intangibles 60 61 53 51 49 50 44 43 41 39 39 Amortization of right of use assets 126 128 131 126 299 169 170 191 171 173 176 Share-based compensation 1,284 1,616 1,822 1,473 1,888 1,296 1,229 1,326 1,273 1,324 1,117 Severance and restructuring (10) 13 342 6 821 17 181 13 186 766 86 Other income - Employee Retention Tax Credit — — — — — — (2,085) — — — — Adjusted EBITDA $ (5,681) $ (3,510) $ (6,261) $ (3,449) $ (4,474) $ (4,643) $ (1,206) $ 350 $ (69) $ 218 $ 504 Q3 2023 Adjusted EBITDA was a positive $0.5 million, a $1.7 million improvement YoY, driven by improvements in net loss after excluding the one-time Employee Retention Tax Credit recognition in Q3 2022, largely due to increased sales.

12 Q3 2023 Operating Loss vs Q3 2022 (in millions) -$0.3 MM+$2.3 MM (3.1) 1.5 0.3 0.2 0.2 0.1 (0.1) (0.2) (1.1) Q3 2022 Operating Loss Volume Gross Margin Improvement Legal Other G+A Severance and Restructuring Equity Comp (G+A) Sales & Marketing Q3 2023 Operating Loss (3.0) (2.0) (1.0) —

13 Quarterly Balance Sheet Highlights (in thousands) 12/31/20 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 Key Drivers (YoY for 2023 YTD) Cash $16,697 $28,219 $20,993 $17,072 $13,262 $20,441 $23,141 $26,406 $26,773 Driven by cash inflows from operations Inventory 11,683 13,601 15,307 15,753 15,636 14,677 11,908 11,973 12,624 Driven by higher net sales and improvements in inventory management Trade Receivables 2,694 5,226 6,310 4,228 4,744 8,482 9,221 6,118 5,601 Driven by higher total net sales, increased reserves and timing of purchases and collections Accrued Liabilities 6,133 6,481 8,126 6,696 6,756 7,337 8,610 8,079 9,193 Driven by timing of expenses Accounts Payable 9,445 10,423 9,780 10,197 9,119 9,679 8,951 10,031 9,198 Driven by timing of disbursements Equity $16,424 $31,727 $25,877 $20,778 $21,023 $28,672 $28,017 $27,150 $27,308 Driven by net loss, partially offset by share- based compensation Reflects disciplined cash management and optimization measures throughout 2023, while continuing to invest in key areas.

Quarterly Cash Flow Highlights

(in thousands)	FY 2020	FY 2021	3/31/22	6/30/22	9/30/22	12/31/2022	FY 2022	3/31/23	6/30/23	9/30/23
Net Loss	$ (19,925)	$(27,128)	$(7,740)	$(6,397)	$(985) [4]	$(1,418)	$(16,540) [4]	$(1,902)	$(2,191)	$(959)
Working Capital	383 [1]	(4,915)	(1,923)	923	(4,461) [4]	(466)	(5,927) [4]	2,644	3,401	(422)
Cash From / (Used for) Operations	**(10,600)**	**(24,163)**	**(7,198)**	**(3,832)**	**(3,740)**	**(328)**	**(15,098)**	**2,792**	**3,280**	**396**
Cash Used for Investing	(165)	(409)	(25)	(85)	(52)	(172)	(334)	(91)	(5)	(26)
Cash From / (Used for) Financing	**8,650** [2]	**36,094** [3]	(3)	(4)	(18)	7,679 [5]	**7,654** [5]	(1)	(10)	(3)
Net Increase / (Decrease) in Cash	**$ (2,115)**	**$11,522**	**$(7,226)**	**$(3,921)**	**$(3,810)**	**$7,179**	**$(7,778)**	**$2,700**	**$3,265**	**$367**
Ending Cash Balance	**$ 16,697**	**$28,219**	**$20,993**	**$17,072**	**$13,262**	**$20,441**	**$20,441**	**$23,141**	**$26,406**	**$26,773**

Maintained positive net cash flows from operations for a third consecutive quarter.

1. Includes $1 million deferred revenue related to the product launch fee received from Nestlé.
2. Includes $5 million issuance of common stock, net of $144,000 issuance costs and includes $4.1 million proceeds from exercise of stock options.
3. Includes $27.2 million issuance of common stock, net of $428,000 issuance costs and includes $9.5 million in proceeds from exercise of stock options.
4. Includes $2.1 million related to the Employee Retention Tax Credit (no net cash flow impact).
5. Includes $7.7 million issuance of common stock, net of $353,000 issuance costs.

ChromaDex. TRU NIAGEN 14

15 2023 Financial Outlook (in thousands) 2021 Actual 2022 Actual 2023 Full Year Outlook Key Drivers Net Sales $67,449 $72,050 Between 14% - 16% growth (previously at least 15% growth, with opportunities for greater growth) • Includes steady growth from e-commerce business, recurring revenues from established partnerships, upside realized from newer partnerships year-to-date and realistic opportunities in pipeline for Q4 2023 Gross Margin % (as a % of net sales) 61.5% 59.4% Stable YoY (unchanged from last quarter's outlook) • Cost savings initiatives and economies of scale offsetting continued inflationary pressures Selling, Marketing & Advertising (as a % of net sales) 42.0% 39.3% Down as a % of net sales (unchanged from last quarter's outlook) • Focused and optimized investments to drive Tru Niagen® brand awareness, following the larger brand campaign in Q1 2023 Research & Development $3,832 $4,826 Up in absolute dollars YoY (unchanged from last quarter's outlook) • Increased investment in future innovation, including new NAD precursor development • Higher investments planned in Q4 2023 General & Administrative $36,379 $28,286 Flat to down $1 million YoY (unchanged from last quarter's outlook) • Disciplined overall expense management, offset by higher bad debt expense and infrastructure investments to support growth Strong 2023 net sales growth and further optimization of cost structure, with selective investments in brand building initiatives and R&D to drive future innovation.

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) The Science 16

17 Science Continues to Expand (1) There are 88 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 70 of these use NR only. Clinicaltrials.gov also includes two niacin studies and one device monitoring registry for a total of 91 under the search term “nicotinamide riboside.” (As of October 30, 2023) (2) 275+ research collaborations for Niagen® signed with research institutes and universities around the world. More than 90% of the studies are investigator-initiated and were developed to support applications for or receipt of third-party funding. The studies may not have been initiated if investigators were unable to secure funding. • Four new human trials on nicotinamide riboside have registered since prior update.¹ • Antonio J. Conde Moreno & University of Valencia (June 2023) • To evaluate a skin cream's radioprotective and radiomitigation effect when used as a preventative treatment of acute radiation-induced radiodermatitis. • Radiodermatitis is a skin condition that can occur as a side effect of radiation therapy. • Five participants will apply a skin cream that contains standard skin cream components plus 2% NR, 2% pterostilbene, and 1% silibinin for an average of four months. • Charite University Berlin (August 2023) • The objective is to investigate the impact of taking the dietary supplement NR on the concentration of extracellular NAD+ (eNAD+) in human plasma over time using an NAD+ Assay. • The investigators aim to examine the increase of eNAD+ after oral NR intake and provide initial data on the effects of a 1000 mg/day dosage. • 54 participants will receive 1000 mg of NR daily for 10 days. • National Heart, Lung, and Blood Institute (NHLBI) (September 2023) • The primary objective is to evaluate the effect of NR on immunometabolic and inflammatory remodeling in female subjects with systemic lupus erythematosus (SLE). The exploratory objective is to compare how the energy and immune-related features of specific immune cells, known as myeloid cells, differ between female SLE subjects and healthy controls. • This trial aims to build on findings from a previous study demonstrating boosting NAD+ with NR lowered inflammation in healthy subjects and in white blood cells derived from SLE (lupus) patients. • 78 participants will receive NR daily for 12 weeks. • National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK) (September 2023) • The objective is to test how a low-carbohydrate diet and NR affect how a person’s body uses dietary fat. • 100 participants will take 2000 mg NR or placebo daily for 14 days. For 9 days, volunteers will consume a normal American diet, followed by a ketogenic, low-carbohydrate diet for 5 days. • One new research study signed through ChromaDex External Research Program (CERP).²

18 Recent Peer-Reviewed Clinical Publications • Movement Disorders – Presterud et al., 2023 – “Long-Term Nicotinamide Riboside Use Improves Coordination and Eye Movements in Ataxia Telangiectasia” – October 2023 • The study examined the safety and efficacy of long-term NR supplementation on neuromotor function in patients with ataxia telangiectasia (AT). • NR supplementation effectively increased whole blood NAD+ levels by up to four-fold compared to baseline. • NR also improved coordination and enhanced eye movement in individuals with AT, while maintaining biomarkers of stable liver and kidney function. • This is the second clinical study investigating the effects of NR supplementation in children and adults with AT. • Notably, this is the longest NR supplementation study conducted to date, spanning over two years. • Cell Reports Medicine – Han et al., 2023 – "Boosting NAD Preferentially Blunts TH17 Inflammation via Arginine Biosynthesis and Redox Regulatory Control in Control and Psoriasis Subjects” – August 2023 • The study examined how ex vivo NR supplementation affects adaptive immunity in CD4+ T cells extracted from healthy subjects and those with mild-moderate psoriasis and investigated the in vivo effects of oral NR supplementation in healthy volunteers on immune responsiveness. • The in vivo component of the study used samples obtained from a prior randomized, double-blind, placebo-controlled pilot study in 25 young, healthy subjects supplemented with NR (1000 mg/day for 7 days) • Ex Vivo: • NAD+/NADH ratio was reduced in psoriatic T cells compared to cells from healthy subjects. • NR treatment supported the immune system by reducing the overactivity of specific immune cells from both healthy individuals and those with psoriasis. • In Vivo: • NR supplementation replicated the immune-modulating effects observed with ex vivo NR administration, resulting in a decrease in inflammatory markers while enhancing antioxidant gene expression in immune cells.

19 Scientific Advisory Board Charles Brenner, Ph.D. Alfred E Mann Family Foundation Chair, Department of Diabetes & Cancer Metabolism City of Hope World's Foremost Authority on NAD Metabolism Roger Kornberg, Ph.D. Chairman Professor of Structural Biology Stanford University Nobel Prize Winner, Chemistry, 2006 Rudolph Tanzi, Ph.D. Kennedy Professor of Neurology Harvard University Leading Alzheimer's Researcher, TIME 100 Most Influential 2015 Dr. Bruce German Chairman of Food, Nutrition, & Health University of California, Davis Leader in Food, Nutrition, & Wellness Innovation Professor Sir John Walker, Ph.D. Emeritus Director, MRC Mitochondrial Biology University of Cambridge Nobel Prize Winner, Chemistry, 1997 Brunie H. Felding, Ph.D. Associate Professor of Molecular Medicine Scripps Research Institute Renowned Breast Cancer Researcher focused on NAD+ supplementation Dr. David Katz President of True Health Initiative CEO of Diet ID World renowned physician & preventive medicine expert Dr. Vilhelm (Will) Bohr, M.D., Ph.D., D.Sc. Professor in Genome Instability and Neurodegeneration, Department of Cellular and Molecular Medicine, University of Copenhagen. One of the world’s most published researchers on aging and neurodegenerative disease NOBEL PRIZE WINNERS | CHEMISTRY

Basic Physiological Functions are NAD+ Dependent

INTRINSIC CAPACITY DOMAIN

Based on World Health Organization's definition

	VITALITY	LOCOMOTION	COGNITION	SENSORY	PSYCHOLOGICAL
	Energy metabolism Hormonal function Cardio-respiratory function	Muscle strength Balance Gait	Memory Intelligence Problem-solving	Vision Hearing	Mood Emotional vitality
Number of clinical trials (active)*	14	8	2	3	1
Number of clinical trials (complete)*	12	7	5	0	0
% of all registered Niagen® clinical trials**	50%	29%	13%	6%	2%
Conditions Studied	Type II Diabetes (Insulin Sensitivity) Altered Glucose and Lipid Metabolism Non-Alcoholic Fatty Liver Heart Failure Hypertension Arterial Stiffness Vascular Function Immunity/Inflammation Chronic Kidney Disease	Parkinson's Disease Ataxia Telangiectasia Exercise Capacity/ Performance Muscle Function/Strength Sarcopenia	Mild Concussion Mild Cognitive Impairment Alzheimer's Disease	Neuropathies *(e.g. Diabetic Neuropathy, Peripheral Neuropathy)* Small Nerve Fiber Degeneration	Anxiety Depression

*Source: Based on Niagen® NR trials registered on clinicaltrials.gov. Used ChromaDex classification into intrinsic capacity domains. As of October 30, 2023. Chart includes suspended trials but does not include pharmacokinetic or terminated trials.
**Based on Niagen® nicotinamide riboside (NR) clinical trials listed on clinicaltrials.gov

ChromaDex. 20

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) Contact Info: T: +1(949) 356-1620 InvestorRelations@ChromaDex.com www.chromadex.com Where to buy TRU NIAGEN® TruNiagen.com Amazon.com 21